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                                                                EXHIBIT 10.10

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                              AMENDED AND RESTATED
                             SHAREHOLDERS AGREEMENT




                            Dated December 31, 1996




                                     among


                           WEIDER HEALTH AND FITNESS

                               BAYONNE SETTLEMENT

                                  RONALD COREY



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                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

                 Reference is made to the Shareholders Agreement, effective
June 1, 1994 (the "Bayonne Shareholders Agreement"), by and between WEIDER HEALTH AND FITNESS, a Nevada corporation ("WHF"), and BAYONNE SETTLEMENT ("Bayonne"), and to the Shareholders Agreement, effective June 1, 1994 (the "Corey Shareholders Agreement" and, together with the Bayonne Shareholders Agreement, the "Shareholders Agreements"), by and between WHF and RONALD COREY ("Corey"), both of which are hereby combined, amended and restated in their entirety by this Amended and Restated Shareholders Agreement, dated December 31, 1996 (the "Agreement"), by and between WHF, Bayonne and Corey.

                 WHEREAS, pursuant to the Bayonne Shareholders Agreement and in consideration of receipt of the sum of $873,330, WHF transferred to Bayonne 1% of its interest in Weslo, Inc. ("Weslo") and Proform Fitness Products Inc. ("Proform") and caused each of Weider Publications, Inc. ("Publications"), Weider Nutrition Group, Inc. ("Nutrition"), Weider Sporting Goods Inc. ("Sporting Goods") and 3002993 Canada Inc. ("CANCO") to issue 1% of their respective common stock to Bayonne.

                 WHEREAS, pursuant to the Bayonne Shareholders Agreement, payment of the consideration was entirely in the form of the transfer of the Weider Europe B.V. indebtedness in the amount of $873,330 in favor of Northbrock Capital Inc.

                 WHEREAS, pursuant to the Bayonne Shareholders Agreement, the price was allocated as follows: 40% ($349,332) to Weider Inc. shares; 40% ($349,332) to Nutrition shares; 20% ($174,666) to Publications shares; and $1.00 to Sporting Goods and CANCO shares.

                 WHEREAS, pursuant to the Bayonne Shareholders Agreement, the basis of the price was calculated on the unaudited quarterly internal financial statements of WHF which showed a book value of $86,168,654 as of February 28, 1994.

                 WHEREAS, pursuant to the Corey Shareholders Agreement and in consideration of receipt of the sum of $291,110, WHF transferred to Corey 1/3 of 1% of its interest in Weslo and Proform and caused Publications, Nutrition, Sporting Goods and CANCO to issue 1/3 of 1% of their respective common stock to Corey.

                 WHEREAS, pursuant to the Corey Shareholders Agreement, payment of the consideration was partly in the form of the transfer without liability to Corey of the Weider Europe B.V. indebtedness in the amount of $126,670 in favor of Northbrock Capital Inc. and the balance of $164,440 was in cash.

                 WHEREAS, pursuant to the Corey Shareholders Agreement, the price was allocated: 40% ($116,444.) to Weider Inc. shares; 40% ($116,444.) to Nutrition shares; 20% ($58,222.) to Publications shares; and $1.00 to Sporting Goods and CANCO shares.

                 WHEREAS, pursuant to the Corey Shareholders Agreement, the basis of the price was calculated on the unaudited quarterly internal financial statements of WHF, which showed a book value of $86,168,654 as of February 28, 1994.

                 WHEREAS, it is the intention of the parties hereto to combine, amend and restate in their entirety the Shareholders Agreements.





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                 NOW THEREFORE, in consideration of the mutual covenants
contained herein, WHF, Bayonne and Corey hereby agree as follows:

1.       DEFINITIONS

         1.1 For all purposes of this Agreement, the "subsidiaries concerned" means Publications, Nutrition, Sporting Goods and Weider Nutrition International, Inc. and all $ or dollars are in lawful currency of the United States of America.

2.       SHAREHOLDER RIGHTS AND RESTRICTIONS

         2.1     NO ALIENATION

                 2.1.1 The shares to be held by Bayonne and/or Corey (the "Common Shares") shall not be transferable by Bayonne or Corey in any circumstances, except to WHF (see below "Option to Sell"), or to an assignee of WHF.

                 2.1.2 Pledging of the shares is permitted to secure the financing of the acquisition of such shares but such pledge is subject to this Agreement and the right of WHF to pay with subrogation. The text of any such pledge is subject to prior approval by WHF.

                 2.1.3 After an initial public offering of a subsidiary concerned, the shares of such subsidiary may be transferred without restriction except for a first refusal right (30 days written notice) in favor of WHF.

         2.2     OPTION TO SELL ("Put")

                 2.2.1 Bayonne and/or Corey may, at any time, oblige WHF to purchase all (but not less than all) of the Common Shares for the Formula Price defined below by following the procedure hereinafter set forth:

                                  a) Bayonne and/or Corey, as applicable, shall send a notice to WHF informing WHF that it wishes to exercise its option to sell (the "Notice");

                                  b)       WHF shall instruct its then current
                                           independent auditors (the
                                           "Auditors") to calculate the Formula
                                           Price according to the formula
                                           hereinafter set out, within 60 days
                                           from the date of the Notice;

                                  c)       the Formula Price shall be
                                           determined as at the date of the
                                           Notice, which date shall also be the
                                           effective date of the purchase (the
                                           "Notice Date");

                                  d)       the closing of such purchase shall
                                           be on a date fixed by the agreement
                                           of Bayonne and/or Corey, as
                                           applicable, and WHF, which shall be
                                           no later than thirty (30) days from
                                           the date on





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                                           which the Auditors issue their
                                           calculation of the Formula Price
                                           pursuant to Section 2.2.8 below (the
                                           "Closing Date");

                                  e)       the Auditors' calculation of the
                                           Formula Price shall be final and
                                           binding between the parties.

                 2.2.2 The Formula Price for the Common Shares equals the book value of the Common Shares of each subsidiary concerned divided by the total number of common shares and multiplied by the number held by Bayonne or Corey, as applicable.

                 2.2.3    Book value is the sum of:

                                  A)       the consolidated Shareholders'
                                           Equity as stated in the most recent
                                           audited annual financial statements
                                           for the most recently completed
                                           financial year as examined by the
                                           Auditors of WHF and prepared in
                                           accordance with U.S. Generally
                                           Accepted Accounting Principles
                                           ("U.S. GAAP") on a basis consistent
                                           with prior years.  (the "Audited
                                           Financial Statements").  For greater
                                           certainty, this amount shall include
                                           any amount recorded as stated
                                           capital; and

                                  B)       the increase, if any, in the
                                           consolidated Shareholders' Equity as
                                           stated in the internally
                                           preparedconsolidated financial
                                           statements for the latest fiscal
                                           quarter ended prior to the Notice
                                           Date (the "Interim Financial
                                           Statements") as reviewed by the
                                           Auditors in accordance with
                                           procedures normally followed by them
                                           in conducting a review of Interim
                                           Financial Statements; and

                                  C) the amount of any dividends or other non-dividend shareholder distributions made from the date hereof, not shared (or less than rateably shared), by Bayonne and/or Corey, as applicable, as reported in the Audited Financial Statements and the latest Interim Financial
                                           Statements; less

                                  D) the amount of any dividends or other non-dividend distributions paid to Bayonne and/or Corey, as applicable, since the later of the date in (A) or the date in (B) and before the Closing Date; less

                                  E)       the stated capital attributed to an
                                           issue after June 1, 1994 of shares
                                           which rank in priority to the Common
                                           Shares; less

                                  F)       the decrease, if any, in the
                                           consolidated Shareholders' Equity as
                                           stated in the Interim Financial
                                           Statements as reviewed by the
                                           Auditors in accordance with
                                           procedures normally followed by them
                                           in conducting a review of Interim
                                           Financial Statements.





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                 2.2.4    If a subsidiary concerned or any of its subsidiaries,
                          whether consolidated or unconsolidated, has any shares listed on a recognized stock exchange or in any organized securities market ("Listed Shares"), the book value shall be adjusted as of the Notice
                          Date to reflect the Trading Value (defined below) and the book value of the Listed Shares as reflected in Sections 2.2.3 (A), as adjusted by (B) or (F).

                          2.2.4.1 "Traded Shares" shall be the number of shares
                                  issued and outstanding of the Listed Shares, whether or not registered, plus the number of Equivalent Shares (defined below).

                          2.2.4.2 "Equivalent Shares" shall be the number of
                                  shares of Listed Shares into which holders of convertible debt or another class of convertible equity shares and holders of options and warrants may convert their debt, equity shares, option and warrant holdings determined in accordance with U.S. GAAP.

                          2.2.4.3 "Trading Price" shall be the weighted average
                                  price of the Listed Shares for the thirty
                                  (30) business days immediately preceding the Notice Date.

                          2.2.4.4 "Trading Value" shall be the Trading Price
                                  multiplied by the Traded Shares reduced, in the case of a subsidiary's Traded Shares, by the Trading Value associated with such Traded Shares not held directly or indirectly by WHF.

                          2.2.4.5 The Auditors shall clerically check the
                                  calculations required by this Section 2.2.4.
                                  For greater certainty, the Auditors shall follow the principles applied in the same calculations annexed as Schedule 1.

                 2.2.5 If a subsidiary concerned or any of its subsidiaries has an initial public share issue within twenty-four
                          (24) months of the Notice Date, Section 2.2.4 shall apply to adjust the Formula Price to reflect the excess of such initial public share issue price over the book value determined immediately prior to such initial public share issue with payment of such adjustment within thirty (30) days of the initial public share issue. The Auditors shall clerically check the calculation. This provision also applies to a private placement of 20% or more of the equity shares of a subsidiary concerned or any of its subsidiaries.

                 2.2.6 The Formula Price of the Common Shares shall be paid as follows:

                                  a)       the lesser of the Formula Price and
                                           the amount invested by Bayonne or
                                           Corey (as listed in the recitals to
                                           this Agreement), as applicable, on
                                           the Closing Date;

                                  b)       the excess, if any, of the Formula
                                           Price over the amount determined in
                                           the immediately preceding
                                           subparagraph (a) in four (4) equal
                                           annual installments of principal
                                           plus interest on the





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                                           reducing balance at the rate of
                                           9% per year; the four (4) annual
                                           installments shall be paid on the
                                           first through fourth anniversaries
                                           of the Closing Date.

                 2.2.7 The amount payable in Section 2.2.6(b) shall be represented by a promissory note of WHF subordinate in payment and priority to the obligations of WHF to non-shareholder creditors of WHF.

                 2.2.8 Upon calculation of the Formula Price, the Auditors shall issue a letter setting out the calculation of the Formula Price (the "Auditors' Letter").

         2.3     SUBSEQUENT SHARE ISSUES

                 2.3.1 In the event that a subsidiary concerned conducts one or more public offerings of its stock, or offers to issue or transfer shares in the course of a private placement, Bayonne and/or Corey shall be entitled to include as part of such offering(s) that percentage of Common Shares equal to the percentage of shares held directly or indirectly by WHF which is included in the public offering by the controlling shareholder of WHF, or included in such private placement.

                 2.3.2 To the extent that any subsidiary of a subsidiary concerned conducts a public offering of its stock, or offers to issue or transfer shares in the course of a private placement, Bayonne and/or Corey shall have the right to exchange a proportionate number of its or his, respectively, Common Shares for shares in the public company in the same ratio and on the same basis that the controlling shareholder of WHF, or any successor(s), converts its shares into shares of that public company, or in the same proportion and on the same basis as that of the controlling shareholder(s) or any successor(s) in the course of a private placement.

                 2.3.3 The foregoing does not apply to the initial public offering of shares of common stock or contemporary transactions effected in connection therewith of Weider Nutrition International, Inc. or any of its subsidiaries including Nutrition.

         2.4     OPTION TO PURCHASE ("Call")

                 2.4.1 WHF has an option, exercisable any time after two (2) years from the date hereof, to purchase from Bayonne and/or Corey the Common Shares at the Formula Price on the same terms and conditions set out in Sections
                          2.2 and 2.3; provided WHF pays the Formula Price in full upon the purchase, subject to an additional later payment (if any) under Section 2.2.5.

                 2.4.2 In addition to its rights under Section 2.4.1, WHF may, if it wishes to accept an offer from a third party for substantially all of its shares in a subsidiary concerned either:

                                  a)       include in such sale the Common
                                           Shares held by Bayonne and/or Corey
                                           in such subsidiary (and Bayonne
                                           and/or Corey, as





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                                           applicable, shall so sell) at the
                                           same price and on the same terms as
                                           those offered to WHF; or

                                  b)       purchase Common Shares from Bayonne
                                           and/or Corey (and Bayonne and/or
                                           Corey, as applicable, shall sell) at
                                           such price and on such terms;

                                  provided in either case that such sale is in fact concluded within a reasonable time.

                 2.4.3 This Section 2.4 does not apply where the Common Shares held by Bayonne and/or Corey are publicly traded on a recognized stock exchange or securities market.

         2.5     CLASS B COMMON STOCK

                 2.5.1 Neither Bayonne nor Corey has a right to acquire, now or in the future, shares of Class B common stock of Weider Nutrition International, Inc. and nothing in this Agreement should be construed to give Bayonne and/or Corey any right to acquire such shares.

         2.6     COSTS AND EXPENSES

                          Each party covenants and agrees that it shall be responsible for and bear its respective costs and expenses of legal counsel, accountants, brokers and other representatives incurred in connection with any transactions contemplated herein, provided that the fees and expenses of the Auditors and any brokers incurred in determining the Formula Price hereunder shall be borne by the party who first sends out the Notice to exercise the option to purchase or the option to sell.

3.       VOTES

         3.1 Bayonne and Corey shall exercise their votes on all Common Shares as directed by WHF.

4.       APPLICABLE LAW

         4.1     Nevada law shall govern this Agreement.

5.       NO ASSIGNMENT

         5.1 Bayonne and Corey shall not be entitled to assign, in whole or part, this undertaking to any other person except to a personal holding company controlled entirely by it or him, respectively, which agrees to be bound by this Agreement.

6.       SECURITIES LAW FORMALITIES

         6.1 The share issue and Shareholders Agreement may be subject to compliance with United States securities law including, but not limited to Blue Sky legislation, etc.





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7.       NOTICE

         7.1 All notices, requests, consents and other communications required or permitted to be given hereunder shall be in writing and either delivered by hand or sent by telefax, or by prepaid registered mail, and shall be presumed given and received when so delivered by hand or by telefax, or four (4) business days following the sending thereof by prepaid registered mail, and when addressed as follows:

                          a)      If to BAYONNE, to:

                                  24 Union Street
                                  St. Helier, Jersey (U.K.)


                          b)      If to COREY, to:

                                  c/o MR. RONALD COREY
                                  621 Lansdowne
                                  Westmount, Quebec
                                  H3Y 2V7

                                  FAX: 514-932-8736

                          c)      If to WHF, to:

                                  c/o WEIDER HEALTH AND FITNESS
                                  21100 Erwin Street
                                  Woodland Hills, California 91367

                                  ATTENTION:  MR. BERNARD CARTOON, SECRETARY
                                              & GENERAL COUNSEL
                                              (FAX: 818-999-6598)

or to such other person or address as any party shall designate by notice in writing to the others in accordance herewith. In the event of postal strike or other mail service interruption, existing or threatened, all notices and other communications shall be hand-delivered or sent by telefax.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amended and Restated Shareholders Agreement to be executed on the day and year first above written.




                                        WEIDER HEALTH AND FITNESS


                                         /s/  BERNARD CARTOON
                                        ----------------------------------
                                        Name:  Bernard Cartoon
                                        Title: Secretary




                                        BAYONNE SETTLEMENT


                                         /s/
                                        ----------------------------------
                                        Name:
                                        Title:




                                        RONALD COREY


                                         /s/  RONALD COREY
                                        ----------------------------------
                                        Name:
                                        Title: